Inventories	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Inventories
Inventories

Inventories
($ millions)	December 31, 2019	December 31, 2018
Crude oil, natural gas and NGL	627	445
Refined petroleum products	553	435
Trading inventories measured at fair value less costs to sell	155	200
Materials, supplies and other	151	152
End of year	1,486	1,232

Impairment of inventory to net realizable value for the year ended December 31, 2019 was $15 million (December 31, 2018 – $60 million), as a result of declining market benchmark prices.
Trading inventories measured at fair value less costs to sell consist of natural gas inventories and crude oil inventories. The fair value measurement incorporates exit commodity prices and adjustments for quality and location.